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                                                                  EXHIBIT 10.20


                               FIRST AMENDMENT TO
                          TRADE NAME LICENSE AGREEMENT


          THIS FIRST AMENDMENT TO TRADE NAME LICENSE AGREEMENT is made as of May 21, 1997, by and between WESTFIELD CORPORATION, INC., a Delaware corporation ("Licensor") and WESTFIELD AMERICA, INC., a Missouri corporation (formerly known as CenterMark Properties, Inc.)("Licensee").

                              W I T N E S S E T H:


          WHEREAS, Licensor and Licensee are parties to that certain Trade Name License Agreement(the "Original License Agreement"), dated as of July 1, 1996; and

          WHEREAS, Licensor and Licensee desire to amend the Original License Agreement in the manner hereinafter set forth.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Licensor and Licensee agree as follows:

          1. DEFINITIONS. All capitalized terms used herein without definition shall have the respective meanings set forth in the Original License Agreement.

          2. AMENDMENT TO SECTION 1.1 Section 1.1 of the Original License Agreement is hereby amended by deleting such section in its entirety and substituting the following therefor:

                    "1.1   GRANT.  Subject to the following terms and
               conditions, Licensor hereby grants to Licensee and Licensee hereby accepts,

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               during the Term (as defined in Section 6), throughout the
               Territory:


                    (a) a non-transferable, non-exclusive, royalty-free right and license to use (i) the Licensed Name in connection with the Licensed Business but only as (x) "Westfield America, Inc." and
               (y) "Westfield Shoppingtown;"

                    (b) subject to Licensor's prior written approval, the non-
               transferable, non-exclusive, royalty-free right to permit each of its wholly-owned subsidiaries (each a "Licensee Subsidiary") to use the Licensed Name in connection with the Licensed Business but only as Licensor expressly approves in writing prior to use; and

                    (c) the non-transferable, non-exclusive, royalty-free right and license to use the trademark set forth on Exhibit A hereto (the "Trademark") in connection with the use of the Licensed Name as permitted hereby."

          3. AMENDMENT TO SECTION 1.2(C) Section 1.2(c) of the Original License Agreement is hereby amended by deleting such section in its entirety and substituting the following therefor:

                    "(c) Licensee shall not, without the prior written approval of Licensor, join any name, mark or logo with the Licensed Name so as to form a composite trade name or mark for use in connection with Licensee's Business or otherwise other than (i) "Westfield America, Inc.," (ii) "Westfield Shoppingtown," and
               (iii) the Trademark."

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          3. AMENDMENT TO SECTION 1.3(B)  Section 1.3(b) of the Original License
Agreement is hereby amended by deleting the reference to "Westfield American Properties, Inc." in the eleventh and twelfth lines thereof and substituting "Westfield America, Inc." therefor.

          4. RATIFICATION. Except as amended hereby, the Original License Agreement is hereby ratified and remains in full force and effect.

          5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, with the same effect as if all parties hereto had all signed the same signature page. Any signature page of this Amendment may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Amendment identical in form hereto but having attached to it one more additional signature pages.

          6. EFFECTIVE DATE. This Amendment shall be effective as of the closing of the initial public offering of common stock of the Licensee pursuant to its Registration Statement on Form S-11 (No. 333-22731), as amended.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                                       LICENSOR:

                                       WESTFIELD CORPORATION, INC.



                                       By:  /s/ Richard Green
                                          ------------------------------------
                                          Name:  Richard Green
                                          Title:  President




                                       LICENSEE:

                                       WESTFIELD AMERICA, INC.



                                       By:  /s/ Mark Stefanek
                                          ------------------------------------
                                          Name:  Mark Stefanek
                                          Title:  Chief Financial Advisor &
                                                  Treasurer

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